                  EXHIBIT 23.05 - PRICEWATERHOUSECOOPERS- (NY)



                                  Exhibit 23.05

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of USA Networks, Inc. of our report dated February 21, 1997 relating to the financial statements of USA Networks appearing on page H-7 of HSN, inc's (subsequently renamed USA Networks, Inc.) proxy statement dated January 12, 1998.


                                          /s/  PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP

September 29, 1998
New York, NY